UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date Of Report (Date of earliest event reported): November 23, 2009

AUTONATION, INC.

(Exact Name Of Registrant As Specified In Its Charter)

DELAWARE	1-13107	73-1105145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 SW 1st Ave

Fort Lauderdale, Florida 33301

(Address Of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: (954) 769-6000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

As previously announced on a Current Report on Form 8-K filed with the Securities and Exchange Commission on January 29, 2009 (the “January 2009 8-K”) by AutoNation, Inc. (the “Company”), the Board of Directors of the Company approved a letter agreement with Toyota Motor Sales, U.S.A., Inc. (“Toyota,” and such agreement, the “Toyota Agreement”) in order to, among other things, eliminate any potential adverse consequences under Toyota’s framework agreement with the Company in the event that ESL Investments, Inc. and certain investment affiliates of ESL Investments, Inc. (together, “ESL”) acquires more than fifty percent (50%) of the Company’s common stock. Pursuant to the Toyota Agreement, Toyota’s consent (the “Consent”) to ESL acquiring more than fifty percent (50%) of the Company’s common stock terminates on December 31, 2009, solely with respect to ESL purchases of the Company’s common stock after such date unless extended by Toyota at ESL’s request. The Toyota Agreement also contains governance-related and other provisions as described in the January 2009 8-K.

At ESL’s request, Toyota has granted a one-year extension of its Consent under the Toyota Agreement (such extension, the “Extension Agreement”), and the Company signed an acknowledgement to the Extension Agreement, which is dated November 23, 2009. Toyota’s Consent under the Toyota Agreement will now terminate on December 31, 2010, with respect to purchases of the Company’s common stock by ESL after such date, provided that ESL may continue to seek successive annual one-year extensions of Toyota’s Consent, and Toyota shall not unreasonably withhold or delay its consent thereto. All other terms and conditions of the Toyota Agreement were unchanged. ESL currently owns approximately forty-six percent (46%) of the Company’s common stock.

As discussed in the January 2009 8-K, the Company and ESL are also parties to: (i) a letter agreement with American Honda Motor Co., Inc. (“Honda,” and such agreement the “Honda Agreement”), in which, among other things, Honda has agreed not to assert its right to purchase the Company’s Honda and Acura franchises and/or similar remedies under Honda’s framework agreement with the Company in the event that ESL acquires fifty percent (50%) or more of the Company’s common stock; and (ii) an agreement (the “ESL Agreement”) in which ESL has agreed to vote shares of the Company’s common stock owned by ESL in excess of forty-five percent (45%) in the same proportion as all non-ESL-owned shares are voted. The Honda Agreement also contains governance-related and other provisions as described in the January 2009 8-K. The ESL Agreement expires on January 28, 2010, unless extended by mutual agreement by all parties.

The foregoing summaries of the Toyota Agreement, the Extension Agreement, the Honda Agreement and the ESL Agreement are qualified in their entirety by reference to such agreements. The Toyota Agreement, the Honda Agreement and the ESL Agreement were filed as exhibits to the January 2009 8-K and are incorporated by reference herein. The Extension Agreement is filed as Exhibit 10.2 to this Form 8-K and is also incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

10.1	Toyota Agreement, dated January 28, 2009, among AutoNation, Inc., Toyota Motor Sales, U.S.A., Inc. and ESL Investments, Inc. and certain investment affiliates of ESL Investments, Inc. (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by AutoNation, Inc. on January 29, 2009).

10.2	Extension Agreement, dated November 23, 2009, among AutoNation, Inc., Toyota Motor Sales, U.S.A., Inc. and ESL Investments, Inc. and certain investment affiliates of ESL Investments, Inc.

10.3	Honda Agreement, dated January 28, 2009, among AutoNation, Inc., American Honda Motor Co., Inc. and ESL Investments, Inc. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by AutoNation, Inc. on January 29, 2009).

10.4	ESL Agreement, dated January 28, 2009, between AutoNation, Inc. and ESL Investments, Inc. (on behalf of itself and certain investment affiliates of ESL Investments, Inc.) (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed by AutoNation, Inc. on January 29, 2009).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTONATION, INC.

By:	/s/ Jonathan P. Ferrando
Jonathan P. Ferrando
Executive Vice President, General Counsel and Secretary

Dated: November 23, 2009

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

10.1	Toyota Agreement, dated January 28, 2009, among AutoNation, Inc., Toyota Motor Sales, U.S.A., Inc. and ESL Investments, Inc. and certain investment affiliates of ESL Investments, Inc. (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by AutoNation, Inc. on January 29, 2009).

10.2	Extension Agreement, dated November 23, 2009, among AutoNation, Inc., Toyota Motor Sales, U.S.A., Inc. and ESL Investments, Inc. and certain investment affiliates of ESL Investments, Inc.

10.3	Honda Agreement, dated January 28, 2009, among AutoNation, Inc., American Honda Motor Co., Inc. and ESL Investments, Inc. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by AutoNation, Inc. on January 29, 2009).

10.4	ESL Agreement, dated January 28, 2009, between AutoNation, Inc. and ESL Investments, Inc. (on behalf of itself and certain investment affiliates of ESL Investments, Inc.) (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed by AutoNation, Inc. on January 29, 2009).